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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 January 7, 2000
                                (Date of Report)

                                THE RICEX COMPANY
               (Exact Name of Registrant as Specified in Charter)

                         Commission File Number: 0-24285

             DELAWARE                                   68-0412200
 (State or Other Jurisdiction of           (I.R.S. Employer Identification No.)
          Incorporation)

               1241 Hawk's Flight Court, El Dorado Hills, CA 95762
                    (Address of Principal Executive Offices)

                                 (916) 933-3000
                         (Registrant's Telephone Number)


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Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective January 1, 2000, Grant Thornton, LLP ("Grant Thornton"), the independent accountants for The RiceX Company (the "Company"), sold its Stockton and Sacramento, California offices to Moss Adams, LLP, an accounting and consulting firm ("Moss Adams"). Since the individuals performing services for the Company at Grant Thornton are now in the employ of Moss Adams, effective January 1, 2000, the Company dismissed Grant Thornton as its independent accountants and engaged the services of Moss Adams to act as the Company's principal accountants to audit the Company's financial statements. The decision to dismiss Grant Thornton and retain the services of Moss Adams was approved by the Company's board of directors. Grant Thornton has not completed the audit of the Company's December 31, 1999 financial statements and therefore has not issued a report on the Company's financial statements. The reports on the Company's financial statements prepared by PricewaterhouseCoopers, LLP ("PricewaterhouseCoopers") did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except the reports for each of the past two years expressed substantial doubt about the company's ability to continue as a going concern. During the Company's two most recent fiscal years and through January 1, 2000, there have been no disagreements with Grant Thornton or PricewaterhouseCoopers, the Company's previous accountants, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton or PricewaterhouseCoopers, would have caused them to make reference thereto in their report on the financial statements for such years. In addition, the Company did not consult Moss Adams regarding the application of accounting principles to a specific contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, or on any matter that was the subject of a disagreement with the Company's former accountants.

         The Company has requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated
January 7, 2000, is filed as Exhibit "99.1" to this Form 8-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  January 7, 2000                    THE RICEX COMPANY

                                           By:   /s/ Daniel L. McPeak Sr.
                                               -------------------------------
                                                     Daniel L. McPeak Sr.
                                                     Chairman of the Board and
                                                     Chief Executive Officer

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  EXHIBITS in Accordance with item 601 of Regulation S-K:

EXHIBIT NO.      DESCRIPTION

  99.1           Grant Thornton letter to the SEC, dated January 7, 2000